U.S. Bancorp 2Q12 Earnings Conference Call U.S. Bancorp 2Q12 Earnings Conference Call July 18, 2012 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued
deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2011, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q12 Highlights
Record net income of $1.4 billion; $0.71 per diluted common share
Total net revenue of $5.1 billion, up 8.1% vs. 2Q11
• Net interest income growth of 6.6% vs. 2Q11
• Noninterest income growth of 9.7% vs. 2Q11
Positive operating leverage on both a year-over-year and a linked quarter basis
Average loan growth of 7.7% vs. 2Q11 and average loan growth of 1.9% vs. 1Q12
Strong average deposit growth of 10.5% vs. 2Q11 and average deposit growth of
1.3% vs. 1Q12
Net charge-offs declined 8.9% vs. 1Q12
Nonperforming assets declined 6.9% vs. 1Q12 (12.3% including covered assets)
Capital generation continues to fortify capital position
• Tier 1 common equity ratio of 8.8%
• Tier 1 capital ratio of 10.7%
• Repurchased 13 million shares of common stock during 2Q12
2Q12 Earnings
Conference Call

ROCE
ROA
20%
17%
14%
11%
8%
3.0%
2.5%
2.0%
1.5%
1.0%
15.9%
16.1%
16.8%
16.2%
16.5%
1.54%
1.57%
1.62%
1.60%
1.67%
2Q11
3Q11
4Q11
1Q12
2Q12

Efficiency Ratio
NIM
65%
60%
55%
50%
45%
4.0%
3.5%
3.0%
2.5%
2.0%
3.67%
3.65%
3.60%
3.60%
3.58%
51.6%
51.5%
52.7%
51.9%
51.1%
2Q11
3Q11
4Q11
1Q12
2Q12

usbancorp

Performance Ratios
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin

2Q12 Earnings
Conference Call

5,500
5,000
4,500
4,000
3,500
$263*
2Q11
3Q11
4Q11
1Q12
2Q12

usbancorp

* Gain on merchant processing agreement settlement
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
3.8% 4.5% 8.1% 9.1% 8.1%
$ in millions
$5,068
$5,104
$4,795
$4,690
$4,929

2Q12 Earnings
Conference Call

240.0
220.0
200.0
180.0
160.0
2Q11
3Q11
4Q11
1Q12
2Q12
Loans
Deposits

usbancorp

Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
$ in billions
7.7%
$214.1
4.0%
$198.8
5.0%
$202.2
5.9%
$207.0
6.4%
$210.2
10.5%
$231.3
14.2%
$209.4
17.9%
$215.4
17.3%
$223.3
11.7%
$228.3
2Q12 Earnings
Conference Call

160
80
0
-80
-160
40%
20%
0%
-20%
-40%
68
103
102
134
156
141
112
69
25
(21)
(119)
(58)
(132)
(58)
(78)
(47)
(51)
(51)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

800
400
0
-400
-800
40%
20%
0%
-20%
-40%
155
290
357
489
727
626
386
184
91
(261)
(171)
(212)
(159)
(217)
(226)
(462)
(151)
(167)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

usbancorp

Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million)
Linked quarter change
Change in Net Charge-offs Change in Nonperforming Assets*
NCO $ Change (Left Scale)
NCO % Change (Right Scale)
NPA $ Change (Left Scale)
NPA % Change (Right Scale)
-11% -2% -14% -6% -10% -7% -8% -7%
35% 30% 27% 26% 18% 25% 7% 12% 2%
-5% -7% -5% -6% -7% -6% -6% -15%
34% 22% 33% 31% 23% 37% 5% 12% 2%
$ in millions
-9% -7%
2Q12 Earnings
Conference Call

2.0%
1.5%
1.0%
0.5%
0.0%
1.06% 1.04% 1.18% 1.62% 1.70% 1.45% 1.44% 1.48% 1.34% 1.11% 1.00% 1.04% 0.84% 0.72% 0.69% 0.73% 0.62% 0.53%
0.43% 0.41% 0.46% 0.56% 0.68% 0.72% 0.78% 0.88% 0.78% 0.72% 0.66% 0.61% 0.52% 0.44% 0.43% 0.43% 0.38% 0.33%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

40.0%
20.0%
0.0%
-20.0%
-40.0%
18% 23% 16% 36% 28% 0% 6% 0% -1% -16% -8% -9% -1% -11% -8% -6% -6% -7%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

usbancorp

Credit Quality   Outlook
The Company expects the level of Net Charge-offs and Nonperforming
Assets to trend modestly lower during 3Q12
Delinquencies* Changes in Criticized Assets*
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
1Q11 change in criticized assets excludes FCB acquisition
30 to 89 days 90+ days

2Q12 Earnings
Conference Call

YTD YTD
2Q12 1Q12 2Q11 vs 1Q12 vs 2Q11 2Q12 2Q11 % B/(W)
Net Interest Income 2,713 $     2,690 $     2,544 $     0.9            6.6            5,403 $     5,051 $     7.0
Noninterest Income 2,355        2,239        2,146        5.2            9.7            4,594        4,158        10.5
Total Revenue 5,068        4,929        4,690        2.8            8.1            9,997        9,209        8.6
Noninterest Expense 2,601        2,560        2,425        (1.6)           (7.3)           5,161        4,739        (8.9)
Operating Income 2,467        2,369        2,265        4.1            8.9            4,836        4,470        8.2
Net Charge-offs 520           571           747           8.9            30.4          1,091        1,552        29.7
Excess Provision (50)            (90)            (175)          -- -- (140)          (225)          --
Income before Taxes 1,997        1,888        1,693        5.8            18.0          3,885        3,143        23.6
Applicable Income Taxes 619           583           514           (6.2)           (20.4)         1,202        935           (28.6)
Noncontrolling Interests 37             33             24             12.1          54.2          70             41             70.7
Net Income 1,415        1,338        1,203        5.8            17.6          2,753        2,249        22.4
Preferred Dividends/Other 70             53             36             (32.1)         (94.4)         123           79             (55.7)
NI to Common 1,345 $     1,285 $     1,167 $     4.7            15.3          2,630 $     2,170 $     21.2
Diluted EPS 0.71 $       0.67 $       0.60 $       6.0            18.3          1.38 $       1.12 $       23.2
Average Diluted Shares 1,898        1,910        1,929        0.6            1.6            1,904        1,929        1.3
% B/(W)
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis

2Q12 Earnings
Conference Call

2Q12 Results - Key Drivers
vs. 2Q11
Net Revenue growth of 8.1%
• Net interest income growth of 6.6%; net interest margin of 3.58% vs. 3.67%
• Noninterest income growth of 9.7%
Noninterest expense growth of 7.3%
Provision for credit losses lower by $102 million
• Net charge-offs lower by $227 million
• Provision lower than NCOs by $50 million vs. $175 million in 2Q11
vs. 1Q12
Net Revenue growth of 2.8%
• Net interest income growth of 0.9%; net interest margin of 3.58% vs. 3.60%
• Noninterest income growth of 5.2%
Noninterest expense growth of 1.6%
Provision for credit losses lower by $11 million
• Net charge-offs lower by $51 million
• Provision lower than NCOs by $50 million vs. $90 million in 1Q12

2Q12 Earnings
Conference Call

Capital Position
$ in billions
RWA = risk-weighted assets

2Q12 Earnings
Conference Call
2Q12  1Q12  4Q11  3Q11  2Q11
Shareholders' equity 37.8 $     35.9 $     34.0 $     33.2 $     32.5 $
Tier 1 capital 30.0        30.0        29.2        28.1        27.8
Total risk-based capital 36.4        36.4        36.1        35.4        35.1
Tier 1 common equity ratio 8.8% 8.7% 8.6% 8.5% 8.4%
Tier 1 capital ratio 10.7% 10.9% 10.8% 10.8% 11.0%
Total risk-based capital ratio 13.0% 13.3% 13.3% 13.5% 13.9%
Leverage ratio 9.1% 9.2% 9.1% 9.0% 9.2%
Tangible common equity ratio 6.9% 6.9% 6.6% 6.6% 6.5%
Tangible common equity % of RWA 8.5% 8.3% 8.1% 8.1% 8.0%
Basel III
Tier 1 common equity ratio using Basel III
    proposals published prior to June 2012 -               8.4% 8.2% 8.2% 8.1%
Tier 1 common equity ratio approximated
    using proposed rules for the Basel III
    standardized approach released June 2012 7.9% -               -               -               -

Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 2Q12 1Q12 4Q11 3Q11 2Q11
Beginning Reserve $202 $160 $162 $173 $181
Net Realized Losses (31) (25) (31) (31) (43)
Additions to Reserve 45 67 29 20 35
Ending Reserve $216 $202 $160 $162 $173
Mortgages
repurchased
and make-whole
payments $58 $55 $61 $57 $72
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
(˜
95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $164 million
Repurchase requests expected to
remain relatively stable over next
few quarters
2Q12 Earnings
Conference Call

~
~

Momentum Momentum continues continues

Appendix 2Q12 Earnings Conference Call 14

240
180
120
60
0
2Q11
3Q11
4Q11
1Q12
2Q12
1.9%
(2.7%)
22.0%
3.9%
8.0%
1.1%
(2.7%)
22.0%
4.0%
11.9%
(0.5%)
(0.8%)
22.2%
3.5%
15.8%
(0.4%)
4.1%
19.1%
2.3%
17.3%
(0.1%)
5.1%
19.6%
3.0%
19.9%

Average Loans
Average Loans Key Points
$ in billions
vs. 2Q11
Average total loans grew by $15.3 billion, or 7.7%
Average total loans, excluding covered loans,
were higher by 10.0%
Average total commercial loans increased $10.0
billion, or 19.9%
vs. 1Q12
Average total loans grew by $3.9 billion, or 1.9%
Average total loans, excluding covered loans,
were higher by 2.4%
Average total commercial loans increased $2.9
billion, or 5.1%
Year-Over-Year Growth
4.0% 5.0% 5.9% 6.4% 7.7%
Covered Commercial CRE Res Mtg Retail Credit Card
2Q12 Earnings
Conference Call

Commercial
CRE
Res Mtg
Credit
Card
Retail
$214.1
Covered
$198.8
$202.2
$207.0
$210.2

240
180
120
60
0
22.1%
17.3%
11.8%
5.1%
47.5%
11.0%
17.4%
1.0%
48.2%
10.1%
14.2%
0.3%
43.9%
12.3%
0.6%
(8.7%)
32.5%
8.1%
(1.2%)
2.2%
2Q11
3Q11
4Q11
1Q12
2Q12

Average Deposits
Average Deposits Key Points
$ in billions
vs. 2Q11
Average total deposits increased by $21.9
billion, or 10.5%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $20.9 billion, or 12.8%
vs. 1Q12
Average total deposits increased by $3.0
billion, or 1.3%
Average low cost deposits decreased by $1.3
billion, or 0.7%
Year-Over-Year Growth
14.2% 17.9% 17.3% 11.7% 10.5%
Time Money Market Checking and Savings Noninterest-bearing
Noninterest
-bearing
2Q12 Earnings
Conference Call

$231.3
Checking
& Savings
Money
Market
Time
$209.4
$215.4
$223.3
$228.3

Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
Year-Over-Year Growth
5.6% 5.9% 7.0% 7.3% 6.6%
2Q12 Earnings
Conference Call
3,000
2,500
2,000
1,500
1,000
$2,544
$2,624
$2,673
$2,690 $2,713
Net Interest Income Net Interest Margin
3.67%
3.65%
3.60%
3.60% 3.58%
6.0%
5.0%
4.0%
3.0%
2.0%
2Q11 3Q11 4Q11 1Q12 2Q12

vs. 2Q11
Average earning assets grew by $26.2 billion,
or 9.4%
Net interest margin lower by 9 bp (3.58% vs.
3.67%) driven by:
• Higher balances in lower yielding investment
securities and a decline in loan yields
• Partially offset by lower deposit rates, a reduction in
the average cash position at the Federal Reserve,
and the classification change of credit card balance
transfer fees from noninterest income to interest
income beginning 1Q12
vs. 1Q12
Average earning assets grew by $3.7 billion,
or 1.2%
Net interest margin lower by 2 bp (3.58% vs.
3.60%) driven by:
• Continued growth in lower yielding investment
securities and lower loan yields
• Partially offset by lower rates on long-term debt and
a reduction in the average cash position at the
Federal Reserve

2Q12 Earnings
Conference Call
2Q11 3Q11 4Q11 1Q12 2Q12
Non-operating gains - $         - $         263 $     - $         - $
Total - $         - $         263 $     - $         - $
Notable Noninterest Income Items
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing services;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 2Q11
Noninterest income grew by $209 million, or 9.7%,
driven by:
• Mortgage banking revenue increase of $251 million
• Merchant processing (6.2% growth)
• Lower credit and debit card revenue (17.8% decline)
due to the impact of legislative changes to debit
interchange fees and the classification change of credit
card balance transfer fees from noninterest income to
interest income beginning 1Q12, partially offset by
higher transaction volumes and a credit related to the
final expiration of debit card customer rewards
• Lower ATM processing services revenue (21.9%
decline) due to classifying surcharge revenue passed
through to others as a reduction of revenue beginning
1Q12 rather than occupancy expense as in previous
periods
vs. 1Q12
Noninterest income grew by $116 million, or 5.2%,
driven by:
• Mortgage banking revenue increase of $38 million
• Higher payments revenue (9.8% increase) primarily due
to higher volumes
Year-Over-Year Growth
1.7% 2.9% 9.4% 11.3% 9.7%
$2,171
$2,431
$2,239
$2,355
$2,146
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
2Q12 1Q12 4Q11 3Q11 2Q11
2,800
2,100
1,400
700
0

(3.1%)
1.6%
(7.9%)
105%
2.9%
2Q12 Earnings
Conference Call

2Q12 Earnings
Conference Call
2Q11 3Q11 4Q11 1Q12 2Q12
Mortgage servicing matters - $         - $         130 $     - $         - $
Total - $         - $         130 $     - $         - $
Notable Noninterest Expense Items
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 2Q11
Noninterest expense was higher by $176 million,
or 7.3%, driven by:
• Increased compensation (7.2%) and employee
benefits (9.0%)
• Increase in professional services (65.9%) principally due
to mortgage servicing review-related project
• Increase in other expense driven by accrual related to
indemnification obligations associated with Visa Inc.
• Lower net occupancy and equipment (7.6%) principally
reflecting the change in classification of ATM surcharge
revenue passed through to others
• Lower marketing (11.1%) due to the timing of
advertising campaigns
vs. 1Q12
Noninterest expense was higher by $41 million, or
1.6%, driven by:
• Higher professional services (61.9%) due to mortgage
servicing review-related project
• Higher other expense primarily due to Visa accrual and
costs related to investments in affordable housing and
other tax-advantaged projects, partially offset by lower
regulatory and insurance-related costs
• Lower marketing (26.6%) due to the timing of charitable
contributions and payments-related initiatives
Year-Over-Year Growth
2.0% 3.8% 8.5% 10.6% 7.3%
$2,476
$2,696
$2,560
$2,601
$2,425
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
2,800
2,100
1,400
700
0
2Q11 3Q11 4Q11 1Q12 2Q12
2Q12 Earnings
Conference Call
7.5%
(7.6%)
18.1%
6.3%
9.0%

60,000
45,000
30,000
15,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$44,135
$46,484
$49,437
$51,309
$54,362
0.75%
0.77%
0.41%
0.61%
0.41%
2Q11
3Q11
4Q11
1Q12
2Q12

40%
35%
30%
25%
20%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

usbancorp

Credit Quality
Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Nonperforming loans and delinquencies continued to improve year-over-year and on a linked quarter basis
Net charge-offs improved on a linked quarter and year-over-year basis
Strong new lending activity of both loans and commitments resulted in 6% linked quarter average loan growth;
utilization rates remained historically low
2Q11 1Q12 2Q12
Average Loans $44,135 $51,309 $54,362
30-89 Delinquencies 0.46% 0.30% 0.26%
90+ Delinquencies 0.09% 0.08% 0.07%
Nonperforming Loans 0.78% 0.53% 0.31%
$ in millions
Revolving Line Utilization Trend
2Q12 Earnings
Conference Call

Average Loans Net Charge-offs Ratio

-

8,000
6,000
4,000
2,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$5,919
$5,860
$5,834
$5,822
$5,658
0.88%
0.61%
1.43%
0.55%
1.07%
2Q11
3Q11
4Q11
1Q12
2Q12

usbancorp

Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs increased this quarter primarily due to a single transaction
Overall credit quality continued to improve as nonperforming loans and delinquencies declined on a linked quarter and year-over-year basis
$ in millions
2Q12 Earnings
Conference Call
Commercial Leases
2Q11 1Q12 2Q12
Average Loans $5,919 $5,822 $5,658
30-89 Delinquencies 1.00% 0.89% 0.83%
90+ Delinquencies 0.02% 0.00% 0.00%
Nonperforming Loans 0.73% 0.54% 0.40%
Credit Quality
Commercial Leases

Average Loans
Net Charge-offs Ratio
Small Ticket
$3,341
Equipment
Finance
$2,317

40,000
30,000
20,000
10,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$35,499
$35,569
$35,802
$35,985
$36,549
5.67%
3.43%
2.91%
2.38%
1.85%
1.39%
0.93%
0.79%
0.62%
0.58%
0.90%
0.93%
0.50%
0.47%
0.41%
2Q11
3Q11
4Q11
1Q12
2Q12

usbancorp

Credit Quality
Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Nonperforming loans continue to decline as the Company continues to resolve and reduce exposures in this portfolio
Net charge-offs continue to trend lower primarily driven by improvement in the credit quality of the construction portfolio
Delinquencies improved significantly on a linked quarter basis
2Q11 1Q12 2Q12
Average Loans $35,499 $35,985 $36,549
30-89 Delinquencies 0.45% 0.45% 0.24%
90+ Delinquencies 0.01% 0.04% 0.03%
Nonperforming Loans 3.84% 2.10% 1.89%
Performing TDRs* 225 630 596
$ in millions
* TDR = troubled debt restructuring, new accounting guidance adopted 3Q11 (FASB Accounting Standards Update No. 2011-02)
2Q12 Earnings
Conference Call

Owner
Occupied
$11,294
Investor
$19,330
Other
$888
Office
$701
A&D
Construction
$808
Condo
Construction
$206
Residential
Construction
$988
Retail
$687
Multi-family
$1,647
Average Loans
NCO Ratio - Comm Mtg
Net Charge-offs Ratio
NCO Ratio - Construction
CRE Mortgage
CRE Construction

Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 761, weighted average LTV 68%) as average loans increased 3.5% over 1Q12, driven by demand for refinancing
Continued to help home owners by successfully modifying 2,874 loans (owned and serviced) in 2Q12, representing
$495 million in balances
Delinquencies, nonperforming loans, and net charge-offs improved on a year-over-year basis
2Q11 1Q12 2Q12
Average Loans $32,734 $37,831 $39,166
30-89 Delinquencies 1.11% 0.95% 0.86%
90+ Delinquencies 1.13% 0.79% 0.80%
Nonperforming Loans 2.03% 1.78% 1.65%
$ in millions
* Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,352 million 2Q12)
$32,734
$34,026
$36,256
$37,831
$39,166
6.0%
4.5%
3.0%
1.5%
0.0%
Average Loans
Net Charge-offs Ratio
40,000
30,000
20,000
10,000
0
1.46%
1.42%
1.30%
1.19%
1.12%
2Q11 3Q11 4Q11 1Q12 2Q12
Residential Mortgage Performing TDRs*
4,000
3,000
2,000
1,000
$1,939 $1,938
$2,002 $2,017
$2,011
2Q11
3Q11 4Q11 1Q12 2Q12

0
2Q12 Earnings
Conference Call

Credit Quality - Credit Card
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans and Net Charge-offs Ratios Key Statistics
20,000
15,000
10,000
5,000
0
$15,884
$16,057
$16,271
$16,778
$16,696
5.62%
5.45%
4.54%
4.40%
4.88%
4.71%
4.21%
4.05%
4.25%
4.10%
Average Loans
30-89 Delinquencies
90+ Delinquencies
Nonperforming Loans
2Q11
$15,884
1.34%
1.32%
1.59%
1Q12
$16,778
1.26%
1.33%
1.25%
2Q12
$16,696
1.20%
1.17%
1.12%
Credit Card
Core
Portfolio
$16,093
Portfolios
Acquired at
Fair Value
$603
12.0%
9.0%
6.0%
3.0%
0.0%
Average Loans
Net Charge-offs Ratio Excluding Acquired Portfolios*
Comments
Net charge-offs continue to remain low
Overall delinquencies and nonperforming loans declined on a linked quarter and year-over-year basis
2Q11
3Q11
4Q11
1Q12
2Q12
Net Charge-offs Ratio
2Q12 Earnings
Conference Call

Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 772, weighted average CLTV 69%) originated primarily through the retail branch network to existing bank customers on their primary residence
Nonperforming loans increased in the quarter as the Company included junior lien loans and lines greater than 120 days past due, as well as junior lien loans and lines behind a first lien greater than 180 days past due or in nonaccrual status, as nonperforming loans
2Q11 1Q12 2Q12
Average Loans $18,634 $17,933 $17,598
30-89 Delinquencies 0.78% 0.82% 0.71%
90+ Delinquencies 0.65% 0.68% 0.30%
Nonperforming Loans 0.22% 0.23% 0.91%
Consumer Finance: 13%
Wtd Avg LTV*: 82%
NCO: 3.66%
$ in millions
Traditional: 87%
Wtd Avg LTV*: 71%
NCO: 1.10%
* LTV at origination
2Q12 Earnings
Conference Call

24,000
18,000
12,000
6,000
0
$18,634
$18,510
$18,281
$17,933
$17,598
1.64%
1.59%
1.67%
1.66%
1.44%
2Q11
3Q11
4Q11
1Q12
2Q12
Average Loans Net Charge-offs Ratio
6.0%
4.5%
3.0%
1.5%
0.0%
Home Equity

4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 772)
Retail leasing delinquencies have stabilized at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
2Q11 1Q12 2Q12
Average Loans $4,808 $5,095 $5,151
30-89 Delinquencies 0.20% 0.12% 0.13%
90+ Delinquencies 0.02% 0.02% 0.00%
Nonperforming Loans --% --% --%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

6,000
4,000
2,000
0
0
$4,808
$5,097
$5,150
$5,095
$5,151
3.0%
2.0%
1.0%
0.0%
-1.0%
Manheim Used Vehicle Index*
130
120
110
100
90
2Q11 3Q11 4Q11 1Q12 2Q12
2Q12 Earnings
Conference Call
0.00%
-0.08%
0.00%
0.08%
0.00%
Average Loans Net Charge-offs Ratio

Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances grew modestly during the quarter as auto loan demand remained strong
Delinquencies and nonperforming loans remained stable
Net charge-offs continued to improve
2Q11 1Q12 2Q12
Average Loans $24,498 $24,902 $25,151
30-89 Delinquencies 0.62% 0.51% 0.51%
90+ Delinquencies 0.20% 0.17% 0.16%
Nonperforming Loans 0.13% 0.10% 0.09%
Installment
$5,381
Auto Loans
$11,974
Revolving
Credit
$3,274
Student
Lending
$4,522
$ in millions

2Q12 Earnings
Conference Call
28,000
21,000
14,000
7,000
0
$24,498
$24,773
$24,901
$24,902
$25,151
1.16%
1.11%
1.19%
0.92%
0.86%
2Q11 3Q11 4Q11 1Q12 2Q12
6.0%
4.5%
0.0%
3.0%
1.5%
Other Retail
Average Loans Net Charge-offs Ratio

$ in millions	2Q12	1Q12	4Q11	3Q11	2Q11
Total equity	$ 38,874	$ 36,914	$ 34,971	$ 34,210	$ 33,341
Preferred stock	(4,769)	(3,694)	(2,606)	(2,606)	(2,606)
Noncontrolling interests	(1,082)	(1,014)	(993)	(980)	(889)
Goodwill (net of deferred tax liability)	(8,205)	(8,233)	(8,239)	(8,265)	(8,300)
Intangible assets (exclude mortgage servicing rights)	(1,118)	(1,182)	(1,217)	(1,209)	(1,277)
Tangible common equity (a)	23,700	22,791	21,916	21,150	20,269
Tier 1 Capital, determined in accordance with prescribed regulatory requirements using Basel I definition	30,044	29,976	29,173	28,081	27,795
Trust preferred securities	-	(1,800)	(2,675)	(2,675)	(3,267)
Preferred stock	(4,769)	(3,694)	(2,606)	(2,606)	(2,606)
Noncontrolling interests, less preferred stock not eligible for Tier I capital	(685)	(686)	(687)	(695)	(695)
Tier 1 common equity using Basel I definition (b)	24,590	23,796	23,205	22,105	21,227
Tier 1 capital, determined in accordance with prescribed regulatory requirements using Basel III proposals published prior to June 2012		27,578	25,636	24,902	23,931
Preferred stock		(3,694)	(2,606)	(2,606)	(2,606)
Noncontrolling interests of real estate investment trusts		(659)	(664)	(667)	(667)
Tier 1 common equity using Basel III proposals published prior to June 2012 (c)		23,225	22,366	21,629	20,658
Tier 1 capital, determined in accordance with prescribed regulatory requirements approximated using proposed rules for the Basel III standardized approach released June 2012	28,622				
Preferred Stock	(4,769)				
Tier 1 common equity approximated using proposed rules for the Basel III standardized approach released June 2012 (d)	23,853				
Total assets	353,136	340,762	340,122	330,141	320,874
Goodwill (net of deferred tax liability)	(8,205)	(8,233)	(8,239)	(8,265)	(8,300)
Intangible assets (exclude mortgage servicing rights)	(1,118)	(1,182)	(1,217)	(1,209)	(1,277)
Tangible assets (e)	343,813	331,347	330,666	320,667	311,297
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f)	279,982	274,847	271,333	261,115	252,882
Risk-weighted assets using Basel III proposals published prior to June 2012 (g)		277,856	274,351	264,103	256,205
Risk-weighted assets approximated using proposed rules for the Basel III standarized approach released June 2012 (h)	303,212				
Ratios					
Tangible common equity to tangible assets (a)/(e)	6.9%	6.9%	6.6%	6.6%	6.5%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f)	8.5%	8.3%	8.1%	8.1%	8.0%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f)	8.8%	8.7%	8.6%	8.5%	8.4%
Tier 1 common equity to risk-weighted assets using Basel III proposals published prior to June 2012 (c)/(g)	-	8.4%	8.2%	8.2%	8.1%
Tier 1 common equity to risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (d)/(h)	7.9%	-	-	-	-

2Q12 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies

Non-GAAP Financial Measures 2Q12 Earnings Conference Call 28

U.S. Bancorp 2Q12 Earnings Conference Call U.S. Bancorp 2Q12 Earnings Conference Call July 18, 2012